UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22839

Eagle Growth and Income Opportunities Fund
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Steven A. Baffico
100 Wall St., 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Allison M. Fumai

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:  (212) 701-4500

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2015
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) December 31, 2015

Fellow Shareholders:
On behalf of the management teams at Four Wood Capital Advisors LLC (“FWCA”), Eagle Asset Management Inc. (“Eagle”), and Recon Capital Partners LLC (“Recon Capital”), we are pleased to share with you the performance highlights for Eagle Growth and Income Opportunities Fund for the period from inception through December 31, 2015, along with a review of the markets over the same period.
2015 Market Overview
The U.S. stock-market return, as measured by the S&P 500 Index(1), was essentially flat for 2015 but it was a year marked by a lot of volatility. The S&P 500 Index advanced 7% in the fourth quarter on the heels of a weak third quarter but gained only 1.4% for the full year including reinvestment of dividends(2). The U.S. economic expansion, now in the seventh year, continued at a moderate pace in 2015. However, investors were concerned about slowing earnings growth due in part to a deep slump in oil prices and the impact of the stronger dollar on revenues earned in markets outside the United States. There was also uncertainty about the timing of the U.S. Federal Reserve’s first interest rate increase in more than a decade. Finally, fears of a China-led global economic slowdown helped drag U.S. stock markets into their first 10% correction since 2011.
Volatility in the option market trended higher over the course of 2015, with the CBOE Volatility Index (“VIX”)(3) averaging 18.2 in the second half of 2015 versus 15.1 in the first half(2). The 3rd and 4th quarters demonstrated that volatility is trending towards historical average after volatility was near historical low for several years.
The domestic bond market, as measured by the Barclays U.S. Aggregate Index(4), gained 0.65% in the second half of the year and, following a fairly flat first half of the year, finished 2015 up 0.55%(2). Interest rates moved higher across the curve for the period. However, the bulk of the move came in the first half of the fourth quarter as fears over the global economy were suppressed by anticipation of further monetary stimulus by the European Central Bank and increased government support in China to stabilize growth. Interest rates continued their move higher after the more-hawkish U.S. Federal Reserve policy statement at the end of October before reversing course in mid-November as markets weighed the implications of a Fed rate increase in the face of another sharp pullback in commodity prices as well as continued mixed economic data. The 10-year U.S. Treasury note finished the second half of the year down 0.08% at 2.27%. Corporate spreads, general moving inversely with interest rates, finished the second half of the year at 1.65%, a 0.20% decrease from June 30, 2015(2).
Fed Update
The U.S. Federal Reserve’s decision to raise rates by 0.25% at the December Federal Open Market Committee (FOMC) meeting satisfied market expectations. In its policy statement, the Fed noted moderate economic growth but that the improvement in the labor market has been considerable and that it’s reasonably confident inflation will increase to its elusive 2.0% target. It appears that the Fed was able to accomplish “lift-off” without a severe market reaction, although the full implications of the Fed’s decision will take months to play out. With the initial move behind us, the market will be focused on the potential pace of increases going forward.
Eagle Growth and Income Opportunities Fund
On June 19, 2015, Four Wood Capital Advisors LLC (“FWCA”), Eagle Asset Management Inc. (“Eagle”), and Recon Capital Partners LLC (“Recon Capital”) were pleased to announce the initial public offering of the Eagle Growth & Income Opportunities Fund (the “Fund” or “EGIF”). We raised $136.9 million in net proceeds from the sale of shares, including the exercise of overallotment shares. The Fund began implementing its option writing strategy in early July 2015. On July 22, 2015, the Fund finalized its credit facility, providing an additional $45 million of capital to invest.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)  (continued)December 31, 2015

The Fund declared its first monthly distribution of  $0.109 per share, representing an annualized distribution of 6.54% on the IPO price of  $20.00. This distribution rate was maintained through the end of the Fund’s fiscal year and into the first quarter of 2016.
As of December 31, 2015, the Fund had accumulated total investments recorded at fair value of approximately $172.0 million, or 134.7% of net assets. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) at year end of 26.1%.
As of December 31, 2015, the Fund was invested across seven asset classes, with the top three allocations (as a percentage of total investments held) to Common Stocks (54.3%), Preferred Stocks (18.3%) and Corporate Bonds (12.8%). EGIF held 200 securities across 169 issuers, with the top ten holdings representing approximately 26.4% of the Fund’s total holdings. The Fund is invested across 44 industries, with the top five industries representing approximately 45.2% of the Fund’s total holdings.
At the end of fiscal year 2015, the Fund had 142 written call option contracts outstanding with a fair value of  $92,465. Since inception through the end of the year, the Fund wrote a total of 1,428 options and recognized approximately $51,000 in realized gains on its option writing activity.
Since inception through the end of 2015, the Fund had returns of  -3.93% on a NAV basis and -21.67% on a market price basis. During the same period, the S&P 500 Index had returns of  -2.04% and the Barclay’s U.S. Aggregate Index had returns of 0.37%. During the period from inception to December 31, 2015, the Fund traded at an average discount to NAV of  -2.1%.
On behalf of the management team and the Board of Trustees, I thank you for your continued commitment in your investments with the Fund. For any questions, please contact us directly at 855-456-FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on the Fund is available at www.fwcapitaladvisors.com/egif.
Sincerely,
Steven A. Baffico
President  – Eagle Growth and Income Opportunities Fund
Managing Partner & CEO  – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC, Eagle Asset Management Inc., and Recon Capital Partners LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA, Eagle and Recon Capital are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Source: Bloomberg.

(3)
The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

(4)
Barclays U.S. Aggregate Bond Index is a broad based index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States. The index is comprised of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States  – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year. It is not possible to invest directly in an index.

2   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited) December 31, 2015

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
iShares iBoxx $ High Yield Corporate Bond ETF	4.36%
SPDR Barclays High Yield Bond ETF	4.25%
General Electric Co., Common Stock	2.60%
National Grid PLC, Common Stock	2.30%
Altria Group, Inc., Common Stock	2.28%
AT&T, Inc., Common Stock	2.20%
CenterPoint Energy, Inc., Common Stock	2.14%
Ford Motor Co., Common Stock	2.12%
General Mills, Inc., Common Stock	2.11%
Wells Fargo & Co., Preferred Stock	2.03%
Total Top 10 Holdings	26.39%
EGIF Total Return
	3 Months	6 Months	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	2.04%	(2.18%)	(3.93%)
Market Price	(4.10%)	(24.94%)	(21.67%)
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	14.53%
Oil, Gas & Consumable Fuels	9.11%
Debt Fund*	8.61%
Agriculture	6.51%
Telecommunications	6.40%
Real Estate Investment Trusts (REITs)	6.13%
Electric Utilities	5.02%
Multi-Utilities	4.43%
Pharmaceuticals	4.42%
Capital Markets	4.03%
Commercial MBS	2.99%
Media	2.95%
Food Products	2.79%
Chemicals	2.72%
Industrial Conglomerates	2.60%
Automobiles	2.29%
Insurance	1.84%
Technology Hardware, Storage & Peripherals	1.67%
Hotels, Restaurants & Leisure	1.63%
Communications Equipment	1.34%
Consumer Finance	1.26%
Healthcare - Services	1.14%
Retail	0.98%
Municipal	0.64%
Other(5)	3.97%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments, excluding short term investments.

(4)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(5)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of December 31, 2015. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   3

Eagle Growth and Income Opportunities Fund
Schedule of InvestmentsDecember 31, 2015

Investments	Shares	Value
Common Stocks – 73.2% (54.3% of Total Investments)
Agriculture – 8.2%
Altria Group, Inc.†	67,220	$3,912,876
Philip Morris International, Inc.†	36,652	3,222,077
Reynolds American, Inc.†	73,610	3,397,102
Total Agriculture		10,532,055
Automobiles – 2.9%
Ford Motor Co.†	258,708	3,645,196
Banks – 4.1%
Bank of Montreal (Canada)	48,719	2,748,726
Canadian Imperial Bank of Commerce (Canada)	38,595	2,542,253
Total Banks		5,290,979
Chemicals – 3.3%
Dow Chemical Co. (The)†	44,294	2,280,255
LyondellBasell Industries NV, Class A	22,717	1,974,108
Total Chemicals		4,254,363
Communications Equipment – 1.8%
Cisco Systems, Inc.†	85,094	2,310,728
Electric Utilities – 5.3%
PPL Corp.	99,721	3,403,478
Southern Co. (The)†	70,537	3,300,426
Total Electric Utilities		6,703,904
Food Products – 2.8%
General Mills, Inc.†	62,929	3,628,486
Hotels, Restaurants & Leisure – 2.0%
McDonald’s Corp.	21,507	2,540,837
Industrial Conglomerates – 3.5%
General Electric Co.†	143,580	4,472,517
Media – 2.5%
Regal Entertainment Group, Class A†	165,937	3,131,231
Multi-Utilities – 6.0%
CenterPoint Energy, Inc.†	200,139	3,674,552
National Grid PLC, ADR (United Kingdom)	56,795	3,949,524
Total Multi-Utilities		7,624,076
Oil, Gas & Consumable Fuels – 7.6%
Chevron Corp.†	19,675	1,769,963
ConocoPhillips†	54,063	2,524,202
Kinder Morgan, Inc.†	80,099	1,195,077
Occidental Petroleum Corp.†	24,803	1,676,931
TOTAL SA, ADR (France)	57,314	2,576,264
Total Oil, Gas & Consumable Fuels		9,742,437

See accompanying Notes to Financial Statements
4   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Shares	Value
Common Stocks (continued)
Pharmaceuticals – 5.1%
Merck & Co., Inc.†	60,296	$3,184,835
Pfizer, Inc.†	103,169	3,330,295
Total Pharmaceuticals		6,515,130
Real Estate Investment Trusts (REITs) – 8.0%
Digital Realty Trust, Inc.†	44,389	3,356,696
EPR Properties†	52,339	3,059,215
Highwoods Properties, Inc.†	52,894	2,306,178
Host Hotels & Resorts, Inc.†	97,477	1,495,297
Total Real Estate Investment Trusts (REITs)		10,217,386
Technology Hardware, Storage & Peripherals – 2.0%
Seagate Technology PLC	68,067	2,495,336
Telecommunications – 8.1%
AT&T, Inc.†	110,153	3,790,365
CenturyLink, Inc.†	121,523	3,057,518
Verizon Communications, Inc.†	74,509	3,443,806
Total Telecommunications		10,291,689
Total Common Stocks (Cost $98,576,241)		93,396,350
PREFERRED STOCKS – 24.6% (18.3% of Total Investments)
Banks – 15.3%
Bank of America Corp., Series W, 6.63%	20,000	536,000
Bank of America Corp., Series Y, 6.50%	40,000	1,068,800
BB&T Corp., Series E, 5.63%	40,000	1,043,600
Citigroup, Inc., Series J, 7.13%	20,000	560,200
Citigroup, Inc., Series K, 6.88%	40,000	1,114,400
Fifth Third Bancorp, Series I, 6.63%	40,000	1,156,000
First Horizon National Corp., Series A, 6.20%	40,000	1,014,800
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,044,800
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,035,200
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	570,800
Regions Financial Corp., Series B, 6.38%	40,000	1,085,200
SunTrust Banks, Inc., Series E, 5.88%	40,000	1,035,600
US Bancorp, Series F, 6.50%	50,000	1,435,000
Wells Fargo & Co., 5.85%	40,000	1,044,800
Wells Fargo & Co., 6.63%	80,000	2,298,400
Wells Fargo & Co., Series L, 7.50%	3,000	3,488,955
Total Banks		19,532,555
Capital Markets – 5.4%
Bank of New York Mellon Corp. (The), 5.20%	20,000	514,400
Charles Schwab Corp. (The), Series B, 6.00%	20,000	535,000
Charles Schwab Corp. (The), Series C, 6.00%	20,000	538,600
Goldman Sachs Group, Inc. (The), 5.95%	40,000	1,047,600
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,111,600
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
Morgan Stanley, Series I, 6.38%	60,000	$1,592,400
Northern Trust Corp., Series C, 5.85%	20,000	535,200
State Street Corp., 6.00%	40,000	1,062,800
Total Capital Markets		6,937,600
Consumer Finance – 1.7%
Capital One Financial Corp., Series D, 6.70%	40,000	1,102,000
Discover Financial Services, Series B, 6.50%	40,000	1,058,800
Total Consumer Finance		2,160,800
Electric Utilities – 0.9%
Alabama Power Co., 6.45%	40,000	1,088,000
Insurance – 1.3%
Allstate Corp. (The), Series E, 6.63%	60,000	1,669,200
Total Preferred Stocks (Cost $30,407,847)		31,388,155
MASTER LIMITED PARTNERSHIPS – 3.2% (2.4% of Total Investments)
Oil, Gas & Consumable Fuels – 3.2%
Energy Transfer Partners LP†	77,507	2,614,311
Plains All American Pipeline LP†	67,068	1,549,271
Total Master Limited Partnerships (Cost $6,635,477)		4,163,582
EXCHANGE-TRADED FUNDS – 11.6% (8.6% of Total Investments)
Debt Fund – 11.6%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	93,080	7,500,387
SPDR Barclays High Yield Bond ETF(a)	215,620	7,311,674
Total Exchange-Traded Funds (Cost $16,556,818)		14,812,061
	Principal
CORPORATE BONDS – 17.2% (12.8% of Total Investments)
Advertising – 0.1%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$150,000	153,275
Aerospace & Defense – 0.2%
Harris Corp., 4.85%, 04/27/35	300,000	297,125
Agriculture – 0.6%
Altria Group, Inc., 9.95%, 11/10/38	100,000	160,524
Altria Group, Inc., 10.20%, 02/06/39	100,000	164,112
Reynolds American, Inc., 8.13%, 05/01/40	150,000	186,509
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	155,424
Total Agriculture		666,569

See accompanying Notes to Financial Statements
6   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Auto Parts & Equipment – 0.2%
Johnson Controls, Inc., 4.63%, 07/02/44	$300,000	$256,509
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	150,000	142,078
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	142,406
Total Automobiles		284,484
Banks – 0.1%
HSBC Holdings PLC (United Kingdom), 6.80%, 06/01/38	125,000	154,965
Beverages – 0.2%
Anheuser-Busch Cos. LLC, 6.50%, 05/01/42	150,000	183,192
Biotechnology – 0.6%
Amgen, Inc., 5.15%, 11/15/41	150,000	149,805
Celgene Corp., 5.00%, 08/15/45	300,000	304,265
Gilead Sciences, Inc., 5.65%, 12/01/41	150,000	171,797
Total Biotechnology		625,867
Chemicals – 0.3%
Dow Chemical Co. (The), 5.25%, 11/15/41	150,000	146,382
LYB International Finance BV (Netherlands), 4.88%, 03/15/44	300,000	274,990
Total Chemicals		421,372
Commercial Services – 0.5%
ERAC USA Finance LLC, 5.63%, 03/15/42(b)	300,000	322,696
McGraw-Hill Financial, Inc., 6.55%, 11/15/37	150,000	166,272
Verisk Analytics, Inc., 5.50%, 06/15/45	150,000	142,719
Total Commercial Services		631,687
Diversified Financial Services – 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	150,000	143,625
Electric Utilities – 0.8%
Dominion Resources, Inc., 7.00%, 06/15/38	150,000	183,544
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	291,518
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	184,239
Progress Energy, Inc., 6.00%, 12/01/39	150,000	175,331
Total Electric Utilities		834,632
Electronics – 0.2%
Corning, Inc., 4.75%, 03/15/42	150,000	142,669
Keysight Technologies, Inc., 4.55%, 10/30/24	150,000	144,939
Total Electronics		287,608
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	169,406
Food Products – 1.0%
ConAgra Foods, Inc., 7.13%, 10/01/26	300,000	356,599
Ingredion, Inc., 6.63%, 04/15/37	100,000	120,218
Kellogg Co., Series B, 7.45%, 04/01/31	150,000	190,254
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Food Products (continued)
Kraft Heinz Foods Co., 5.20%, 07/15/45(b)	$150,000	$157,105
Kroger Co. (The), 6.90%, 04/15/38	150,000	188,503
Tyson Foods, Inc., 5.15%, 08/15/44	150,000	157,798
Total Food Products		1,170,477
Healthcare - Products – 0.2%
Becton Dickinson and Co., 4.69%, 12/15/44	150,000	151,836
Zimmer Biomet Holdings, Inc., 4.45%, 08/15/45	150,000	139,146
Total Healthcare - Products		290,982
Healthcare - Services – 1.6%
AHS Hospital Corp., 5.02%, 07/01/45	300,000	301,635
Anthem, Inc., 5.85%, 01/15/36	150,000	163,100
Dignity Health, 5.27%, 11/01/64	300,000	308,213
Humana, Inc., 8.15%, 06/15/38	100,000	136,324
Laboratory Corp. of America Holdings, 4.70%, 02/01/45	300,000	273,529
North Shore-Long Island Jewish Health Care, Inc., 6.15%, 11/01/43	150,000	183,744
Ochsner Clinic Foundation, 5.90%, 05/15/45	300,000	324,658
Quest Diagnostics, Inc., 4.70%, 03/30/45	300,000	273,795
Total Healthcare - Services		1,964,998
Home Furnishings – 0.1%
Whirlpool Corp., 5.15%, 03/01/43	150,000	147,613
Hotels, Restaurants & Leisure – 0.2%
Starwood Hotels & Resorts Worldwide, Inc., 4.50%, 10/01/34	300,000	267,666
Insurance – 1.3%
American International Group, Inc., 6.82%, 11/15/37	150,000	180,022
Aon Corp., 6.25%, 09/30/40	150,000	178,832
Assurant, Inc., 6.75%, 02/15/34	150,000	174,881
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	150,000	174,584
Hartford Financial Services Group, Inc. (The), 6.63%, 04/15/42	150,000	184,622
Loews Corp., 6.00%, 02/01/35	125,000	143,526
MetLife, Inc., 4.13%, 08/13/42	150,000	141,958
Protective Life Corp., 8.45%, 10/15/39	125,000	165,068
Prudential Financial, Inc., 6.63%, 12/01/37	125,000	155,448
Total Insurance		1,498,941
Internet – 0.4%
Amazon.com, Inc., 4.80%, 12/05/34	150,000	158,177
eBay, Inc., 4.00%, 07/15/42	100,000	79,500
VeriSign, Inc., 4.63%, 05/01/23	300,000	295,500
Total Internet		533,177
Media – 1.5%
21st Century Fox America, Inc., 5.40%, 10/01/43	150,000	156,219
CBS Corp., 4.90%, 08/15/44	300,000	273,390
CCO Safari II LLC, 6.38%, 10/23/35(b)	300,000	303,574
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.38%, 03/01/41	145,000	156,654
See accompanying Notes to Financial Statements
8   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Media (continued)
Discovery Communications LLC, 4.88%, 04/01/43	$300,000	$248,614
Time Warner Cable, Inc., 7.30%, 07/01/38	150,000	161,292
Time Warner Cable, Inc., 5.88%, 11/15/40	100,000	95,057
Viacom, Inc., 5.65%, 04/01/24	300,000	280,745
Viacom, Inc., 5.85%, 09/01/43	300,000	271,257
Total Media		1,946,802
Mining – 0.2%
Alcoa, Inc., 6.75%, 01/15/28	150,000	142,125
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	125,721
Total Mining		267,846
Miscellaneous Manufacturing – 0.5%
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 06/15/43	300,000	328,668
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	275,898
Total Miscellaneous Manufacturing		604,566
Office & Business Equipment – 0.1%
Xerox Corp., 6.75%, 12/15/39	150,000	149,575
Oil & Gas Services – 0.2%
Cameron International Corp., 5.13%, 12/15/43	300,000	302,449
Oil, Gas & Consumable Fuels – 1.4%
Apache Corp., 6.00%, 01/15/37	300,000	290,230
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	145,983
Continental Resources, Inc., 3.80%, 06/01/24	150,000	106,384
Devon Energy Corp., 5.60%, 07/15/41	300,000	227,352
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	146,710
Enterprise Products Operating LLC, 5.10%, 02/15/45	300,000	254,785
Kinder Morgan, Inc., 4.30%, 06/01/25	150,000	129,873
Phillips 66, 4.88%, 11/15/44	300,000	265,683
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	150,000	98,053
Southwestern Energy Co., 4.95%, 01/23/25	150,000	94,875
Total Oil, Gas & Consumable Fuels		1,759,928
Pharmaceuticals – 0.7%
Actavis Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	149,155
Baxalta, Inc., 5.25%, 06/23/45(b)	300,000	302,493
Cardinal Health, Inc., 4.90%, 09/15/45	150,000	154,445
Express Scripts Holding Co., 6.13%, 11/15/41	150,000	168,786
McKesson Corp., 6.00%, 03/01/41	150,000	174,029
Zoetis, Inc., 4.70%, 02/01/43	150,000	132,427
Total Pharmaceuticals		1,081,335
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	300,000	295,770

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	$150,000	$148,298
Welltower, Inc., 6.50%, 03/15/41	150,000	176,696
Total Real Estate Investment Trusts (REITs)		324,994
Retail – 1.3%
Coach, Inc., 4.25%, 04/01/25	300,000	281,962
Darden Restaurants, Inc., 5.65%, 10/15/37	300,000	314,812
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	173,231
Nordstrom, Inc., 6.95%, 03/15/28	110,000	135,265
QVC, Inc., 4.45%, 02/15/25	300,000	279,187
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	300,000	276,597
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	229,875
Total Retail		1,690,929
Semiconductors – 0.5%
Applied Materials, Inc., 5.85%, 06/15/41	150,000	162,957
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	290,673
QUALCOMM, Inc., 4.80%, 05/20/45	300,000	266,375
Total Semiconductors		720,005
Technology Hardware, Storage & Peripherals – 0.3%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	263,965
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27(b)	150,000	115,581
Total Technology Hardware, Storage & Peripherals		379,546
Telecommunications – 0.5%
America Movil SAB de CV (Mexico), 6.38%, 03/01/35	125,000	140,879
AT&T, Inc., 4.35%, 06/15/45	150,000	128,876
Rogers Communications, Inc. (Canada), 7.50%, 08/15/38	125,000	161,384
Verizon Communications, Inc., 5.01%, 08/21/54	300,000	276,803
Total Telecommunications		707,942
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	300,000	285,806
Mattel, Inc., 5.45%, 11/01/41	150,000	150,029
Total Toys, Games & Hobbies		435,835
Transportation – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	150,000	168,948
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	135,986
Total Transportation		304,934
Total Corporate Bonds (Cost $22,788,616)		21,956,626

See accompanying Notes to Financial Statements
10   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES – 4.0% (3.0% of Total Investments)
Commercial MBS – 4.0%
Citigroup Commercial Mortgage Trust, Class D, Series 2012-GC8, 09/10/45, 5.04%(b)(c)	$400,000	$383,027
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/10/46, 4.60%(b)(c)	275,000	248,214
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/15/45, 4.57%(b)(c)	420,000	388,136
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/10/47, 4.80%(c)	240,000	232,910
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/10/46, 4.20%(b)(c)	300,000	261,343
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/15/47, 4.57%(c)	250,000	238,508
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/15/43, 5.50%(b)(c)	140,000	149,469
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/15/46, 5.32%(b)(c)	400,000	401,186
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/15/45, 5.24%(b)(c)	400,000	380,669
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/15/45, 4.66%(b)(c)	100,000	92,833
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/15/47, 4.42%(b)(c)	400,000	361,968
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/15/45, 4.09%(c)	250,000	215,295
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.30%(b)(c)	250,000	225,923
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/15/46, 4.41%(b)(c)	250,000	221,396
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/15/45, 4.78%(b)(c)	60,000	56,267
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(c)	375,000	357,327
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.45%(b)(c)	140,000	126,995
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.18%(b)(c)	200,000	178,801
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.00%(b)(c)	400,000	346,260
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/15/46, 5.13%(b)(c)	300,000	276,661
Total Mortgage Backed Securities (Cost $5,489,595)		5,143,188
MUNICIPAL BONDS – 0.9% (0.6% of Total Investments)
Health Care Authority For Baptist Health (The), 5.50%, 11/15/43	300,000	300,357
City of Pompano Beach FL, 5.58%, 01/01/40	285,000	295,636
Hillsborough County Aviation Authority, 5.25%, 10/01/41	145,000	145,502
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

Investments	Principal	Value
MUNICIPAL BONDS (continued)
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	$200,000	$210,092
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	153,790
Total Municipal Bonds (Cost $1,092,552)		1,105,377
Total Investments – 134.7% (Cost $181,547,146)		171,965,339

	Number of Contracts
OPTIONS WRITTEN – 0.0%
S&P 500® Index Call, Expires 01/15/16, Strike Price $2,100	47	(15,275)
S&P 500® Index Call, Expires 01/22/16, Strike Price $2,100	47	(26,790)
S&P 500® Index Call, Expires 01/29/16, Strike Price $2,095	48	(50,400)
Total Options Written – 0.0% (Premiums Received $183,748)		(92,465)
Line of Credit Payable – (35.3)%		(45,000,000)
Other Assets in Excess of Liabilities – 0.6%		762,983
Net Assets – 100.0%		$127,635,857

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LP - Limited Partnership
PLC - Public Limited Company
†
All or a portion of these securities has been segregated as collateral for written options contracts. The aggregate market value of the collateral posted was $30,439,664.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2015.

See accompanying Notes to Financial Statements
12   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Schedule of Investments (continued)December 31, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS BY INDUSTRY	% of Net Assets
Advertising	0.1%
Aerospace & Defense	0.2
Agriculture	8.8
Auto Parts & Equipment	0.2
Automobiles	3.1
Banks	19.5
Beverages	0.2
Biotechnology	0.6
Capital Markets	5.4
Chemicals	3.6
Commercial MBS	4.0
Commercial Services	0.5
Communications Equipment	1.8
Consumer Finance	1.7
Debt Fund	11.6
Diversified Financial Services	0.1
Electric Utilities	7.0
Electronics	0.2
Environmental Control	0.1
Food Products	3.8
Healthcare - Products	0.2
Healthcare - Services	1.6
Home Furnishings	0.1
Hotels, Restaurants & Leisure	2.2
Industrial Conglomerates	3.5
Insurance	2.6
Internet	0.4
Media	4.0
Mining	0.2
Miscellaneous Manufacturing	0.5
Multi-Utilities	6.0
Municipal Bonds	0.9
Office & Business Equipment	0.1
Oil & Gas Services	0.2
Oil, Gas & Consumable Fuels	12.2
Pharmaceuticals	5.8
Real Estate	0.2
Real Estate Investment Trusts (REITs)	8.3
Retail	1.3
Semiconductors	0.5
Technology Hardware, Storage & Peripherals	2.3
Telecommunications	8.6
Toys, Games & Hobbies	0.3
Transportation	0.2
Total Investments	134.7
Call Options Written	0.0
Line of Credit Payable	(35.3)
Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	December 31, 2015
ASSETS:
Investments, at value (cost $181,547,146)	$171,965,339
Cash	91,151
Dividends receivable	600,590
Interest receivable	337,017
Investment securities sold	892,513
Prepaid expenses	26,185
Total Assets	173,912,795
LIABILITIES:
Line of credit payable (Note 4)	45,000,000
Payable for investments purchased	805,321
Advisory fee payable (Note 5)	153,670
Sub-advisory fee payable (Note 5)	18,750
Investor support services fee payable (Note 5)	14,635
Options written, at value (Premium received of $183,748)	92,465
Other accrued expenses	192,097
Total Liabilities	46,276,938
NET ASSETS	$127,635,857
NET ASSETS CONSIST OF:
Paid-in capital	$136,867,680
Undistributed net investment income	—
Accumulated net realized gain on investments	258,778
Net unrealized depreciation on investments	(9,490,601)
NET ASSETS	$127,635,857
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$17.77

See accompanying Notes to Financial Statements
14   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Period June 19, 2015 to December 31, 2015
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $49,069)	$3,544,050
Interest income	705,888
Total Income	4,249,938
EXPENSES:
Advisory fees (Note 5)	926,680
Line of credit fees	234,718
Professional fees	149,999
Sub-advisory fees (Note 5)	120,000
Investor support services fees (Note 5)	88,255
Administration fees	62,691
Trustee fees	54,000
Printing and postage	49,999
Insurance fees	30,776
Compliance fees	16,513
Custody fees	13,425
NYSE listing fees	12,656
Transfer agent fees	9,667
Other expenses	31,844
Total Expenses	1,801,223
Net Investment Income	2,448,715
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments	1,672,181
Net realized gain on written options	50,926
Net realized gain on foreign currency	533
Total net realized gain	1,723,640
Net change in unrealized depreciation on investments	(9,581,807)
Net change in unrealized appreciation on written options	91,283
Net change in unrealized depreciation on foreign currency	(77)
Total net change in unrealized loss	(9,490,601)
Net realized and unrealized loss on investments, written options and foreign currency	(7,766,961)
Net Decrease in Net Assets Resulting From Operations	$(5,318,246)

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	For the Period June 19, 2015 to December 31, 2015
OPERATIONS:
Net investment income	$2,448,715
Net realized gain on investments, written options and foreign currency	1,723,640
Net change in unrealized depreciation on investments, written options and foreign currency	(9,490,601)
Net decrease in net assets resulting from operations	(5,318,246)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,913,577)
COMMON SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $287,026)	136,867,680
Net increase in net assets	127,635,857
NET ASSETS:
Beginning of period	—
End of period	$127,635,857
Undistributed net investment income included in net assets at end of period	$—

See accompanying Notes to Financial Statements
16   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Statement of Cash Flows For the Period June 19, 2015 to December 31, 2015

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(5,318,246)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchases of long-term investments	(216,244,218)
Proceeds from sales of long-term investments	36,357,811
Net options transaction	234,674
Net change in unrealized depreciation on investments and options	9,490,524
Net accretion/amortization of premium or discount	11,442
Net realized gain on investments and options	(1,723,107)
Increase in receivable for investments sold	(892,513)
Increase in dividends receivable	(600,590)
Increase in interest receivable	(337,017)
Increase in prepaid expenses	(26,185)
Increase in payable for investments purchased	805,321
Increase in advisory fee payable	153,670
Increase in sub-advisory fee payable	18,750
Increase in investor support services fee payable	14,635
Increase in other accrued expenses	192,097
Net cash used by operating activities	(177,862,952)
Cash Flows from Financing Activities:
Net proceeds from borrowings	45,000,000
Net proceeds from the sale of common shares (net of offering cost of $287,026)	136,867,680
Distributions paid	(3,913,577)
Net cash provided by financing activities	177,954,103
Net increase in cash	91,151
Cash, beginning of period	—
Cash, end of period	$91,151
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$222,406
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   17

Eagle Growth and Income Opportunities Fund Financial Highlights	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$19.06
Operations:
Net investment income(1)	0.35
Net realized and unrealized loss on investments(2)	(1.09)
Total loss from investment operations	(0.74)
Distributions to shareholders from:
Distribution from net investment income	(0.55)
Net asset value per share, end of period	$17.77
Market price per share, end of period	$15.16
Total return:(3)
Net asset value	(3.93)%
Market value	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$127,636
Ratio of expenses, to average net assets	2.62%(4)
Ratio of expenses, excluding interest on borrowings, to average net assets	2.27%(4)
Ratio of net investment income, to average net assets	3.55%(4)
Ratio of net investment income, excluding interest on borrowings, to average net assets	3.89%(4)
Portfolio turnover rate	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$45,000
Average borrowings outstanding during the period (000s)	$44,683
Asset coverage, end of period per $1,000 of debt(5)	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
18   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements December 31, 2015

1. ORGANIZATION
Eagle Growth and Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015. The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (defined as total assets of the Fund, including any asset attributable to borrowing for investment purpose minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments. The Fund will invest at least 25% and at most 75% of its Managed Assets in equity securities, which may include common and preferred stocks, convertible securities, warrants, depository receipts, ETF’s, MLP’s and real estate investment trusts. The Fund will invest at least 25% and at most 75% of its Managed Assets in debt securities, which may include below investment grade securities (commonly known as “high yield” securities and “junk” bonds), notes, bonds, convertible bonds, bank loans, mortgage backed securities, ETF’s which invests primarily in debt securities and other types of debt instruments. Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities. FWCA has also engaged Recon Capital Partners, LLC (“Recon Capital”) to serve as a sub-adviser for the Fund, responsible for the management of the Fund’s options writing strategy.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities shall be valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities shall be valued at the official closing price.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Options contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or, in the absence of a sale, the mean of the last bid and asked prices.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. The Committee may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when credit worthiness of the issue is impaired or for other reasons.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2015:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$93,396,350	$—	$—	$93,396,350
Preferred Stocks
Banks	13,872,800	5,659,755	—	19,532,555
Capital Markets	6,402,600	535,000	—	6,937,600
Consumer Finance	1,102,000	1,058,800	—	2,160,800
Electric Utilities	—	1,088,000	—	1,088,000
Insurance	1,669,200		—	1,669,200
Corporate Bonds*	—	21,956,626	—	21,956,626
Exchange-Traded Funds*	14,812,061	—	—	14,812,061
Mortgage Backed Securities*	—	5,143,188	—	5,143,188
Master Limited Partnerships*	4,163,582	—	—	4,163,582
Municipal Bonds*	—	1,105,377	—	1,105,377
Total Asset Type	135,418,593	36,546,746	—	171,965,339

Liability Type*
Other Financial Instruments
Options Written	(92,465)		—	(92,465)
Total Investments	$135,326,128	$36,546,746	$—	$171,872,874

*
Please refer to the Schedule of Investments for breakdown of valuations by industry.

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. There were no transfers between levels for the period ended December 31, 2015. The Fund held no level 3 securities during the period ended December 31, 2015.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Offering Costs
Offering costs related to the issuance of common stock is charged to paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) were capped at $0.04 per share and $287,026 was charged to paid-in capital for the issuance of common stock in June and July 2015 as reflected in the Statement of Changes in Net Assets.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2015, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. For the period ended December 31, 2015, the Fund only had written options on index activity.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities to generate gains from option premiums. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). When the Fund writes an index call, an amount equal to the net premium (the premium less commission) received is recorded as a liability in “options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as the net change in unrealized appreciation (depreciation) on written options on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as the net realized gain (loss) on written options on the Statement of Operations. The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
22   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of December 31, 2015, the Fund held securities with a value of  $30,439,664 as collateral for options written.
There are no master netting or similar arrangements in place for the written options contracts. Additionally, the written option contracts are presented on a gross basis in the Statement of Assets and Liabilities and the Schedule of Investments.
The average monthly volume of index options written during the period ended December 31, 2015, was $218,599.
Written options activity for the period ended December 31, 2015 was as follows:
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	1,428	1,933,117
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	(1,286)	(1,749,369)
Outstanding, end of period	142	$183,748

As of December 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
On July 22, 2015, the Fund entered into a $50.0 million credit agreement with Societe Generale, New York Branch, expiring on July 21, 2017 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Further, under the Fund’s prospectus, the Fund is permitted to obtain leverage in an amount up to 25% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for three months plus 0.80% per annum and is payable monthly. At December 31, 2015, the Fund had borrowings
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

4. BORROWINGS (concluded)
outstanding of  $45,000,000 at an average interest rate of 1.41%. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2015. For the year ended December 31, 2015, the average borrowings and average interest rate under the Credit Facility were $44,683,230 and 1.12%, respectively. As of December 31, 2015, the Fund’s effective leverage represented 26.1% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
Recon Capital is also a Sub-adviser for the Fund. Recon Capital is responsible for the management of the Fund’s options writing strategy, subject to the authority of the Advisor and the Board. The Fund pays Recon Capital a fee of  $225,000 annually for its services.
24   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued) December 31, 2015

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the period ended December 31, 2015, purchases and sales of investments, other than short-term securities and written options, were $216,244,218 and $36,357,811, respectively.
7. CAPITAL
The following is a summary of share transactions for the period ended December 31, 2015:
Shares of common stock, beginning of period*	—
Common stock issued	7,180,875
Shares of common stock, end of period	7,180,875

*
Commenced operations on June 19, 2015.

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended December 31, 2015 the Fund did not incur any income tax interest or penalties. As of December 31, 2015, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (concluded) December 31, 2015

8. INCOME TAX INFORMATION (concluded)
and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2015 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and payment of excise taxes. The amounts reclassified did not affect the net assets. The reclassifications decreased accumulated net realized gain on investments by $1,464,862 and increased accumulated net investments income $1,464,862.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2015 are as follows:
Ordinary Income	Long-Term Capital Gain
$3,913,577	$ —
At December 31, 2015 the Fund had no capital loss carry forwards which will reduce the Funds taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund did not incur any qualified late year or capital losses during 2015.
At December 31, 2015 the tax components of net assets were as follows:
Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments	Net Unrealized Depreciation on Investments
$ —	$258,778	$9,490,601
The cost basis of portfolio securities for federal income tax purposes is $181,533,714. Gross unrealized appreciation is $3,322,643; gross unrealized depreciation is $12,891,018 and net unrealized depreciation is $9,568,375. The difference between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to REIT adjustments.
9. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 29, 2016, the Fund paid a regularly scheduled dividend in the amount of  $0.109 per share to shareholders of record on January 21, 2016.
The Fund declared a regularly scheduled distribution in the amount of  $0.109 per share payable on February 29, 2016 to shareholders of record as of February 17, 2016.
26   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Report of Independent Registered Public Accounting FirmDecember 31, 2015

To the Board of Trustees and Shareholders
Eagle Growth and Income Opportunities Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Eagle Growth and Income Opportunities Fund (the Fund) as of December 31, 2015, the related statements of operations, cash flows, changes in net assets, and financial highlights for the period June 19, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and by other appropriate audit procedures, where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth and Income Opportunities Fund as of December 31, 2015, and the results of its operations, the changes in its net assets, cash flows, and the financial highlights for the period June 19, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
/s/ RSM US LLP
Boston, Massachusetts
February 29, 2016
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   27

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)December 31, 2015

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent
28   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2015

Dividend Reinvestment Plan (continued)

for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   29

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)December 31, 2015

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

30   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited)December 31, 2015

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2015, are designated as “qualified dividend income”:
Fund	79.69%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2015, that qualify for the corporate dividend received deduction is set forth below:
Fund	77.65%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   31

Eagle Growth and Income Opportunities Fund
Board of Trustees (unaudited)December 31, 2015

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer Since: August 2013	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010)	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since August 2013	2	RBC Capital Markets, U.S. Vice Chairman and Head of U.S. Equity Capital Markets (2003 – 2012); Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, Travel Centers of America Partners; Director, Garrison Capital
S. James Coppersmith Year of Birth: 1933	Trustee, Class III, since August 2013	2	Rasky Baerlein Strategic Communications, Vice Chairman (1997 – 2010).	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	2	Burton Consulting LLC, Principal (2014 – Present) Alliance Mezzanine Investors, Limited Partner/ Advisor (2011 – 2012).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	2	St. John’s University School of Law, Professor (1998 – Present)	None

1.
Interested Trustee

32   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Eagle Growth and Income Opportunities Fund
Fund Officers (unaudited)December 31, 2015

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010).

Jennifer Wilson Year of Birth: 1972 Treasurer and Principal Financial Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008 – 2011).

Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012); Bank of America, Director (2005 – 2012).

Jack P. Huntington Year of Birth: 1970 Interim Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015   33

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Recon Capital Partners, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel

Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.

34   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2015

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The registrant’s code of ethics was revised on May 14, 2015.

(b)	Other than the May 14, 2015 revision, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement.  The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Not applicable.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $28,500 for the fiscal year ended December 31, 2015.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item was $0 for the fiscal year ended December 31, 2015.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $14,500 for the fiscal year ended December 31, 2015. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 for the fiscal year ended December 31, 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Eagle Growth and Income Opportunities Fund (“EGIF”).  The Pre-Approval Policies and Procedures (the “Policy”) adopted by te Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by an independent auditor (“Auditor”) for EGIF may be pre-approved.  The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to EGIF’s Investment Adviser or Service Affiliates.  The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $30,250 for the fiscal year ended December 31, 2015.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Mr. S. James Coppersmith, and Mr. Michael Perino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds

PROXY VOTING POLICIES AND PROCEDURES

Effective May 14, 2015

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record
A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently

3

filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.
6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

4

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

5

APPENDIX A

Four Wood Capital Family of Funds

THL Credit Senior Loan Fund

Eagle Growth and Income Opportunities Fund

6

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James C. Camp, CFA—Managing Director, Portfolio Manager

Mr. Camp has 26 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining Eagle in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA—Portfolio Co-Manager

Mr. Blount has 31 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA—Portfolio Co-Manager & Senior Credit Analyst

Mr. Jackson has 16 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Jeff Vancavage, CFA—Portfolio Co-Manager

Mr. Vancavage has 16 years of investment experience and is responsible for portfolio management, as well as research in the REITs, industrials, materials and healthcare sectors. He joined Eagle in 2001 as a Research Associate. Mr. Vancavage has also worked in Investment Banking at Raymond James & Associates and at T. Rowe Price. He earned an M.B.A. from the University of Florida in 2001. He is a CFA charterholder.

Ed Cowart, CFA—Portfolio Co-Manager

Mr. Cowart has 43 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA—Portfolio Co-Manager

Mr. Hvideberg has 18 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

All information provided is as of March 9, 2016.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James C. Camp	Registered Investment Companies:	1	$48 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6,084	$54.7 billion	0	$0
David Blount	Registered Investment Companies:	1	$563 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	836	$2.3 billion	0	$0
Joseph Jackson	Registered Investment Companies:	1	$48 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6,084	$54.7 billion	0	$0
Jeff Vancavage	Registered Investment Companies:	1	$563 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	836	$2.3 billion	0	$0
Ed Cowart	Registered Investment Companies:	1	$563 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	836	$2.3 billion	0	$0
Harald Hvideberg	Registered Investment Companies:	1	$563 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	836	$2.3 billion	0	$0

*Information as of December 31, 2015

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of Eagle Growth and Income Opportunities Fund (the “Fund”).  These conflicts could arise primarily from the involvement of Four Wood Capital Advisors LLC, Eagle Asset Management Inc. and Recon Capital Partners LLC (collectively, the “Advisers”) and their respective affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund.  The Advisers’ Affiliates engage in a broad spectrum of activities.  In the ordinary course of their business activities, the Advisers’ Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund.  Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.  In addition, the Portfolio Managers or other management team members of the Advisers serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates.  In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Advisers and the Affiliates have implemented certain policies and procedures (e.g., information walls).  For example, the Advisers and their Affiliates may come into possession of material non-public information with respect to companies in which the Advisers may be considering making an investment or companies that are advisory clients of the Advisers and their Affiliates.  As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund.  Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Advisers has or has considered making an investment or which is otherwise an advisory client of the Advisers and their Affiliates may restrict or otherwise limit the ability of the Advisers to direct investments in such companies.

The Advisers and their Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers.  In such circumstances, the Advisers may take positions on behalf of themselves and other accounts and clients that are adverse to the interest of other clients.  As a result of such participation, the Advisers may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of the Advisers’ Affiliates, which could include making investments in the same portfolio company (whether at the same or different times).  As a result of these restrictions, the Advisers may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate.  These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between the Advisers (or their employees) and the Fund.  The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients.  In some cases, transactions may be permitted subject to fulfillment of certain conditions.  Certain other transactions may be prohibited.  The Advisers have instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Advisers’ fiduciary duties to the Fund and in accordance with applicable law.  The Advisers seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Professional compensation at Eagle Asset for Investment Personnel is structured so that key professionals benefit from staying with Eagle Asset.  Each portfolio manager receives a fixed base salary and a cash bonus payable every year.  A portion of the bonus is deferred pursuant to the practive of Eagle Asset.  The bonus is determined at the discretion of senior management of Eagle Asset, and is based on a qualitative analysis of several factors, including the profitability of Eagle Asset and the contribution of the individual employee.  Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for Eagle Asset’s other clients.  However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way.  When portfolio managers also perform additional management functions within Eagle Asset, those contributions may also be considered in the determination of bonus compensations.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*

James C. Camp	$50,001- 100,000
David Blount	none
Joseph Jackson	none
Jeff Vancavage	none
Ed Cowart	none
Harald Hvideberg	none

*Information as of December 31, 2015.

[This information should be provided as of the most recently completed fiscal year, except that, in the case of any newly identified Portfolio Manager, information must be provided as of the most recent practicable date.  Specify the valuation date.]

(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-   Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	March 9, 2016

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 9, 2016

* Print the name and title of each signing officer under his or her signature.